Prospectus supplement dated May 24, 2019
to the following prospectus(es):
Waddell & Reed Advisors Select Reserve Annuity and The One Investor Annuity dated May 1, 2016
Waddell & Reed Immediate Annuity dated May 1, 2014
Evergreen Ultra Advantage Plus, Nationwide Select, Multi-Flex Annuity, and Waddell & Reed Advisors Select Annuity dated May 1, 2008
Evergreen Ultra Advantage dated November 25, 2003
Nationwide Classic, Retirement Ally A, and Retirement Ally B dated May 1, 2003
MFS Variable Annuity, NLIC VIP Extra Credit, and NLAIC VIP Extra Credit dated May 1, 2002
NLAIC VIP Premier DCA and NLIC VIP Premier DCA dated November 1, 2001
NLAIC Annuity and NLAIC Options VIP dated May 1, 2001
American Capital AO and Smith Barney AO dated May 1, 2000
NLAIC VIP dated May 2, 1994
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The cover page of the prospectus is amended to include the following language:
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, Nationwide may discontinue mailing paper copies of shareholder reports for underlying mutual funds available under the contract unless the Contract Owner specifically requests that paper copies continue to be delivered. Instead, the shareholder reports will be made available on a website. Nationwide will notify Contract Owners by mail each time a shareholder report is posted and will provide a website link to access the report. Instructions for requesting paper copies will also be included in the notice.
Contracts where the Contract Owner already elected to receive shareholder reports electronically will not be affected by this change and no action is required. To elect to receive shareholder reports and other communications from Nationwide electronically, contact the Service Center (see Contacting the Service Center).
Contract Owners may elect to receive all future shareholder reports in paper free of charge. To do so, Contract Owners should contact the Service Center to inform Nationwide that paper copies of shareholder reports should continue to be delivered. Any election to receive shareholder reports in paper will apply to all underlying funds available under the contract.
PROS-2019-278
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